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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture              Distribution Date:                 5/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                      542,222.22
              Class B Note Interest Requirement                       54,073.21
              Class C Note Interest Requirement                       95,239.11
                       Total                                         691,534.54

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.08444
               Class B Note Interest Requirement                        1.29778
               Class C Note Interest Requirement                        1.77778

(iii) Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       500,000,000
               Class B Note Principal Balance                        41,666,000
               Class C Note Principal Balance                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)     Required Owner Trust Spread Account Amount                 5,952,380.00



                                                   By:
                                                       ------------------------

                                                   Name:   Patricia M. Garvey
                                                   Title:  Vice President


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